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                                                                   EXHIBIT 23(a)


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
VIMRX Pharmaceuticals Inc.

We consent to the use of our report dated March 26, 1999, incorporated herein by reference to the VIMRx Pharmaceuticals Inc. Form 10-K, and to the reference to our firm under the heading "Experts" in the prospectus.

                                                            KPMG LLP


Wilmington, Delaware
May 6, 1999


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